Supplement to the
Fidelity® Contrafund® K6
March 1, 2025
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
William Danoff (Co-Portfolio Manager) has managed the fund since 2017.
Asher Anolic (Co-Portfolio Manager) has managed the fund since 2025.
Jason Weiner (Co-Portfolio Manager) has managed the fund since 2025.
CONK6-SUSTK-0425-100 1.9920512.100	April 11, 2025